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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  July 17, 2002


                                MATRITECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                   1-12128                   04-2985132
(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
       Incorporation)               File Number)            Identification No.)


       330 NEVADA STREET
          NEWTON, MA                                               02460
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code:     (617) 928-0820




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     The Registrants' Form 8-K filed on July 17, 2002 with the Securities and
Exchange Commission is hereby amended and restated (i) to clarify that the Registrant had not received a representation letter from Arthur Andersen LLP and will not be filing such letter as previously contemplated by Exhibit 16.1 and (ii) to read in its entirety as follows:

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Audit Committee of the Board of Directors of Matritech, Inc. (the "Company"), upon the authority delegated to it by the Board of Directors, dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, and engaged the services of PricewaterhouseCoopers LLP ("PWC") as its independent public accountants for the current year, which ends December 31, 2002, effective immediately.

     The reports of Arthur Andersen on the Company's consolidated financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles. The Company and Arthur Andersen have not, in connection with the audit of the Company's financial statements for each of the prior two years ended December 31, 2001 and December 31, 2000 or for the interim period prior to and including July 17, 2002, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     During the years ended December 31, 2001 and December 31, 2000, and through the interim period prior to and including July 17, 2002, none of the reportable events as described under Item 304(a)(1)(v) of Regulation S-K have occurred.

     The Company has provided a copy of the foregoing disclosures to Arthur Andersen and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The Company has made several attempts to contact Arthur Andersen's Boston office in order to ascertain whether the firm will supply this letter. After reasonable efforts, the Company was unable to obtain the letter from Arthur Andersen and the Company has therefore omitted the letter from this filing pursuant to Item 304T of Regulation S-K.

     During the years ended December 31, 2001 and December 31, 2000, and the interim period prior to and including July 17, 2002, the Company did not consult PWC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Financial Statements of Business Acquired:  None required.

         (b)    Pro Forma Financial Information:  None required.

         (c)    EXHIBITS:
                 None



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MATRITECH, INC.


Date:  July 30, 2002                            By:
                                                    ----------------------------
                                                    Stephen D. Chubb
                                                    Chief Executive Officer